UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2008

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 457-9000

No Change Since Last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 31, 2008, Anika Therapeutics, Inc. (the “Company”) entered into a Credit Agreement (the “Agreement”) dated as of January 31, 2008, among the Company, as borrower, Anika Securities, Inc., a wholly owned subsidiary of the Company, as guarantor, each of the lenders from time to time party thereto and Bank of America, N.A, as administrative agent (“Bank of America”).

Pursuant to the terms of the Agreement, the lenders have agreed to provide the Company with a revolving credit facility pursuant to which the lenders will make revolving credit loans to the Company through December 31, 2008 of up to a maximum principal amount at any time outstanding of $16,000,000.  On December 31, 2008, all outstanding revolving credit loans will convert into a term loan with quarterly principal payments and a maturity date of December 31, 2015.  Interest on revolving credit loans and term loans will be payable at a rate based upon (at the Company’s election) either Bank of America’s prime rate or LIBOR.  The Agreement contains customary representations and warranties of the Company, affirmative and negative covenants regarding the Company’s operations, financial covenants regarding the maintenance by the Company of a specified quick ratio and consolidated fixed charge coverage ratio, and events of default.  In connection with the closing of the credit facility, the Company paid an upfront fee to Bank of America of $50,000.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

On January 31, 2008, the Compensation Committee of the Board of Directors of the Company approved the Senior Executive Incentive Compensation Plan (the “Plan”) for, among others, the Company’s principal executive officer, principal financial officer and named executive officers. The Plan provides for target bonus amounts based upon the attainment of performance targets that are established by the Compensation Committee and relate to financial and operational metrics with respect to the Company or any of its subsidiaries, including, but not limited to, the following: revenue, EBITDA and specific strategic and developmental milestones. Additionally, the plan provides that each executive eligible to receive a bonus under the Plan shall have a targeted bonus opportunity for each performance period, and that the maximum bonus payable under the Plan is 150% of such executive’s bonus opportunity.  Pursuant to the Plan, performance goals will be measured at the end of each fiscal year following the release of the Company’s financial reports, and bonus amounts, if any as determined in the sole discretion of the Compensation Committee, will be paid within thirty (30) days thereafter, but not later than March 15.

The above description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On February 1, 2008, the Compensation Committee of the Board of Directors of the Company approved the grant of incentive awards of restricted stock upon the achievement of certain performance goals.  The Committee, in its discretion, designates the Company’s executive officers and other key employees of the Company and its subsidiaries that are eligible to receive performance-based awards, as well as sets the target award that each participant is entitled to receive upon achievement of the performance goals.  The Committee also determines the target amount for the performance goals each year and administers and makes all decisions and exercises all rights of the Company with respect to the grants of performance-based awards.

Vesting of the shares of restricted stock is time-based and the number of shares of restricted stock underlying the award is performance-based.  The number of shares of restricted stock underlying an award is determined after a one-year performance period based on the achievement of specific performance objectives.  If the performance goals are less than 50% attained, then no shares of restricted stock will be issued pursuant to the authorized award.  For performance at and above 50%, the number of shares of restricted stock issued is based on a graduated slope, with the maximum number of shares of restricted stock issuable pursuant to the award capped at 150% of the target number of shares of restricted stock set forth in the award agreement.

For fiscal year 2008, the Chief Executive Officer and President, the Chief Financial Officer and the Vice President Human Resources of the Company are eligible for awards equal to the following, assuming 100% attainment of performance goals:

Executive	Percent Attainment	Number of Shares of Restricted Stock

Charles H. Sherwood, Ph.D	100%	31,300

Kevin W. Quinlan	100%	11,240

William J. Mrachek	100%	7,090

If awarded, one-third of the shares of restricted stock vest on the date that the Compensation Committee determines that the performance objectives were achieved (the “Determination Date”), and one-third of the shares of restricted stock vest on each of the first and second anniversaries of the Determination Date, subject to continued employment of the participant by the Company or a subsidiary.  No vesting of the shares of restricted stock occurs until the performance criteria have been met for the performance period and the number of shares of restricted stock underlying the award is determined.  All awards of restricted stock will be made under the Company’s 2003 Stock Option and Incentive Plan, as amended.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the form of performance-based share award, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Agreement, among Anika Therapeutics, Inc., Anika Securities, Inc., the lenders party thereto and Bank of America, N.A., dated as of January 31, 2008
10.2	Anika Therapeutic, Inc.’s Senior Executive Incentive Compensation Plan
10.3	Form of Performance Share Award Agreement under Anika Therapeutic, Inc.’s 2003 Stock Option and Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

February 06, 2008	By:	/s/ Kevin W. Quinlan
Kevin W. Quinlan
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Credit Agreement, among Anika Therapeutics, Inc., Anika Securities, Inc., the lenders party thereto and Bank of America, N.A., dated as of January 31, 2008
10.2	Anika Therapeutic, Inc.’s Senior Executive Incentive Compensation Plan
10.3	Form of Performance Share Award Agreement under Anika Therapeutic, Inc.’s 2003 Stock Option and Incentive Plan, as amended